12/12/00 ANNUAL BUSINESS BRIEFING

The information contained in the presentation set forth below was current as of December 12, 2000. While this presentation remains on the Company's website the Company assumes no duty to update the information to reflect subsequent developments. Consequently, the Company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after December 12, 2000.

These slides may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements regarding the Company's expected growth rates. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Additional detailed information concerning a number of factors that could cause actual results to differ materially is readily available in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1999, in its periodic reports on Form 10-Q and in its reports on Form 8-K (if any). Copies of these forms are available on request to Merck's Office of Stockholder Services.

2000 Annual Business Briefing

Financial Profile for Growth

Judy C. Lewent
Sr.Vice President & Chief Financial Officer

December 12, 2000

Merck & Co., Inc. - Financial Profile

- Recent Performance
- Merck-Medco
- Human Health Business
  - Sales Drivers
  - Marketing & Administrative
  - Research & Development
  - Materials & Production
- Other P&L Components
- Financial Outlook

Quarterly Financial Performance

	1Q99	2Q99	3Q99	4Q99	1Q00	2Q00	3Q00
WW Sales ($BN)	$7.5	$8.0	$8.2	$9.0	$8.9	$9.5	$10.6
WW Sales Growth	24%	24%	20%	19%	17%	18%	29%
Net Income Growth	12%	12%	13%	12%	15%	16%	19%
EPS Growth	15%	13%	14%	14%	17%	20%	22%

Sales - Merck-Medco

Strong sales growth, sustained profitability



$8
6
4
2
0
Segment Revenues - $BN
+25%
+15%
+17%
+39%
4Q98 4Q99
1Q99 1Q00
2Q99 2Q00
3Q99 3Q00

– Net margins steady at ~3% of revenues.

Worldwide Sales - Human Health

5 key growth drivers represent 58% of 3Q00 sales



% of Human Health Sales
100%
75%
50%
25%
0%
20%
27%
53%
27%
24%
49%
33%
23%
44%
37%
23%
40%
45%
20%
35%
58%
12%
30%
1995
1996
1997
1998
1999
3Q00
5 Key Growth Drivers
Patent Expiry Products
All Other

Note: 19[illegible]-1H1998 adjusted to reflect 50% of PRILOSEC sales

Worldwide Sales - Human Health

Sales driven by 5 key growth drivers:
(VIOXX, ZOCOR, COZAAR/HYZAAR, FOSAMAX, SINGULAIR)


$10
8
6
4
2
0
Total Sales - $BN
+25%
+32%
+47%
Full Year 1998
Full Year 1999
9 months 2000

Worldwide Sales Growth - Human Health

Strong performance of 5 key growth drivers



$1.0
0.8
0.6
0.4
0.2
0.0
Sales Growth - $BN
+.65BN
+37%
+.75BN
+48%
+.85BN
+46%
+.95BN
+47%
4Q99 vs. 4Q98
Yr/Yr $ Sales Growth - 5 Key Growth Drivers

Marketing & Administrative

$ Billions	1999	2000YTD
Mktg. & Admin.	$5.2	$4.4
- Yr/Yr Growth	*+15%*	*+22%*

- Commitment of marketing resources to drive leadership positions for our key franchises
- Estimated 2000 SG&A growth in the high teens

Marketing & Administrative

U.S. Sales Force Expansion

- Adding 1500 sales representatives over the next 18 months
  - Office based:
    - Prepare for new product launches
    - Maintain momentum of existing portfolio
  - Hospital representatives:
    - To support CANCIDAS and INVANZ launches
    - Further support existing product portfolio
- Fully competitive sales force representation with key physicians

Estimated 2001 SG&A growth rate of low double digits

Research & Development

$ Billions	1999	2000 YTD
R&D Expense	$2.1	$1.7
-Yr/Yr Growth	*+14%*	*+17%*

- New or expanded facilities at 7 global sites
  - Ongoing development of new site in Boston
- Since 1999, 20% growth in basic research headcount and 33% growth in facilities
- On track for estimated 2000 expense of $2.4 billion
- Estimated 2001 expense $2.8 billion

Access to External Research Extends Our Research Capacity and Capability

- Currently we have significant collaborations with over 40 companies, institutes and universities throughout the world
  - Aurora, Double Twist, Sangamo
- Significant commitment of funds:
  - Over $200 MM in last 3 years
  - Up to $250 MM over the next 3 years
- Continued role of targeted acquisitions

Materials & Production

- Productivity initiatives help offset the impact of inflation on manufacturing costs
- Productivity driven by manufacturing strategy
  - Focus on flexibility and standardization
    - New modular facilities in Ireland, Singapore, Puerto Rico
  - Efficiently redeploy freed capacity

Equity Income

$ Billions	1999	2000 YTD
Equity Income	$0.8	$0.6

AstraZeneca	Participation in partnership returns
Merial	World's leading animal health company
J&J•Merck	US leader in OTC acid relief market
Aventis Pasteur MSD	Leading company for vaccines in Europe

Stable contribution to income

New Initiatives

Schering-Plough Partnerships

- US ventures in cholesterol reduction and respiratory products
- Product development focus over next 2 years

Merck Capital Ventures

- Will invest up to $100 MM over 2 years in emerging businesses
- Focus on the commercialization, distribution, and delivery of pharmaceuticals and related health care services

Other P&L Components

Taxes & Tax Planning

- Reported Tax Rate
  - 1999: 31.7%
  - 2000: 30-30.5%
- 2001 Tax Rate expected to be consistent with 2000

Treasury Stock Program

- Since 1995, Merck has returned 61% of net income to shareholders through the Treasury Stock program
- $3.3 billion spent through 3Q00
- $8 billion remaining in current $10 billion authorization

Financial Profile for Growth

- Strongest revenue growth in the industry for the last 3 quarters
- Marketing investments focused on achieving leadership positions for our products
  - Significant US sales force expansion over the next 18 months
- Continued investment in R&D
  - Internal strength complemented by external collaborations to stay at the forefront of science
- Strategic partnerships and new initiatives to drive shareholder value

2000 Annual Business Briefing

Product Portfolio: Development Update and Scientific Direction for the Genomic Era

Dr. Edward M. Scolnick

President, Merck Research Laboratories

December 12, 2000

Merck's Key Franchises

- VIOXX
- FOSAMAX
- COZAAR/HYZAAR
- SINGULAIR
- ZOCOR

VIOXX

- Rheumatoid arthritis program complete and regulatory submission planned
  - Efficacy comparable to naproxen with 25 mg dose
  - Safety profile confirmed
- Advisory Committee meeting February 8, 2001 for requested change of gastrointestinal warning based on the results of the VIGOR outcomes study
- Completing program for claim for relief of chronic pain and further demonstration of efficacy in acute pain relief

VIOXX VIGOR Study - 8000 Patient Outcome Study: Perforations, Ulcers and Bleeds

Primary End Point All Patients Randomized


Cumulative Incidence (%)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
Naproxen
VIOXX (50 mg)
0
2
4
6
8
10
12
Months of Follow-Up

VIOXX – Chronic Low Back Pain Study


0
-10
-20
-30
-40
-50
-60
Mean Change in pain
Treatment start
Placebo
Vioxx 50 mg
Vioxx 25 mg
1
2
3
4
Prestudy
Week of Study

VIOXX – Postoperative Dental Pain Study: Further Evidence of Effectiveness in Pain Relief



Mean Pain Relief Score
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
2
4
6
8
10
12
14
16
18
20
22
24
Hours Post Dose
Acetaminophen/codeine
Vioxx 50 mg
Placebo

Comparative Study on Blood Pressure – VIOXX, Celebrex and Naproxen

- 28-day study assessing pharmacologically comparable doses
  - VIOXX 25 mg qd
  - Celebrex 200 mg b.i.d.
  - Naproxen 500 mg b.i.d.
  - Placebo

VIOXX
Comparative Effects on Systolic Blood Pressure

Change From Baseline in Systolic Blood Pressure (mmHg)



Change from Baseline in Systolic Blood Pressure (mmHg)
8
6
4
2
0
-2
-4
-6
-8
-10
Baseline
1
2
3
4
5
6
7
8
9
10
11
12
13
14
28
Day
Placebo
Naproxen
Celebrex
VIOXX

VIOXX
Comparative Effects on Sodium

Change From Baseline in Urinary Sodium Excretion



Change from Baseline Urinary Sodium Excretion (mEq/24 hour)
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
Baseline
1
2
3
4
5
6
7
8
9
10
11
12
13
14
28
Day
Placebo
Naproxen
Celebrex
VIOXX

VIOXX

- Continuing programs
  - Alzheimer's Disease
  - Colon Cancer

Etoricoxib (MK-663)

- The most selective COX-2 inhibitor known to be in development
- Once a day dosing administration
- No food effect on absorption
- Different chemical structure and metabolic disposition from VIOXX
  - As with VIOXX, not a sulfonamide

Etoricoxib (MK-663)

- Phase III studies completing
- Regulatory submissions planned
  - Osteoarthritis
  - Rheumatoid arthritis
  - Acute pain

FOSAMAX
Once Weekly Dosing Regimen

- First and only once weekly treatment approved for postmenopausal osteoporosis
- 70 mg Once Weekly tablet:
  - Efficacy equivalent to daily dosing with 10 mg
  - Patient preferred once weekly dosing
  - No increase in upper-GI adverse events

FOSAMAX
Male Osteoporosis Indication

- First agent approved to treat male osteoporosis
- Approximately 25-30% of all hip fractures occur in men; many men have vertebral deformities
- Study published in *The New England Journal of Medicine* demonstrated that FOSAMAX:
  - Significantly increased bone mineral density
  - Reduced fractures
  - Prevented height loss in men

FOSAMAX
Once-Weekly Endoscopy Study

- Randomized, double-blind, placebo-controlled study
- Enrolled 277 men and women without gastrointestinal lesions at baseline
- 10 weeks of treatment
  - Fosamax 70 mg weekly (n=126)
  - Placebo weekly (n=126)
  - Placebo weekly / Aspirin for 7 days (n=25)

FOSAMAX
70 mg Weekly Dosing Endoscopy Study

Mean Gastric Erosion Score


3.5
3
2.5
2
1.5
1
0.5
0
0.35
0.32
3.09
Placebo
FOSAMAX
Aspirin

% Gastroduodenal Ulcers


20
10
0
1.7
0
23.8
Placebo
FOSAMAX
Aspirin

COZAAR

- Endpoint trials continuing; All studies once daily dosing. First data anticipated in 2002.
  - RENAAL (the renal protection study for COZAAR)
  - OPTIMAAL (the post myocardial infarction study for COZAAR)
  - LIFE (the hypertension survival study for COZAAR)
    Studies involve over 15,000 patients
- Key Research program ongoing for Isolated systolic Hypertension
  - Data anticipated in 2001

SINGULAIR

- Phase III program for intravenous use during acute asthmatic attack
  - Acute improvement in forced expiratory volume (FEV1)
- Allergic Rhinitis (AR) Program
  - 2nd AR study also demonstrates efficacy of SINGULAIR monotherapy
  - Final study underway to complete program
  - Monotherapy program continues to be a Merck focus
  - Regulatory submission planned

SINGULAIR for Seasonal Allergic Rhinitis

- *Primary End Point* for Spring 2000 study

  Daytime nasal symptoms score

  - Change from baseline over 2-week treatment period
  - Mean of 4 symptoms
    - Nasal congestion
    - Rhinorrhea
    - Nasal itching
    - Sneezing

SINGULAIR for Seasonal Allergic Rhinitis Spring 2000 Study

Primary Endpoint : Daytime Nasal Symptom Score


Change from Baseline in Symptom Score
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
Singulair
Placebo
p<0.001

ZOCOR
Ongoing Studies

- **Heart Protection Study**
  - 5-year study in 20,000 patients at high risk for myocardial infarction
  - Assess the effect of ZOCOR 40 mg, antioxidant vitamin therapy and the combination on survival, coronary events, and stroke in a wide range of high risk patients, including diabetics
- **SEARCH Study**
  - 4-year study (at least) in 12,000 post myocardial infarction patients
  - Incremental effect on outcome of ZOCOR 80 mg vs. 20 mg and assessment of reduction in plasma homocysteine with vitamins

ZOCOR & Ezetimibe:
A New Cholesterol Lowering Treatment Paradigm

- Ezetimibe is a cholesterol absorption inhibitor being developed by a partnership between Merck and Schering Plough
  - Mechanism is distinct from and complimentary to statins
- Phase III studies ongoing for monotherapy and concomitant use with statins
- 10 mg ezetimibe lowers LDL by 18% and total cholesterol by 12-13%
- Compound is well tolerated

ZOCOR & Ezetimibe:
A New Cholesterol Lowering Treatment Paradigm

ZOCOR Dose	LDL Lowering		
	ZOCOR		ZOCOR + Ezetimibe (10 mg)
10 mg	29%		47%
		6%	
20 mg	35%		53%
		6%	
40 mg	41%		59%
		6%	
80 mg	47%		65%

ZOCOR & Ezetimibe:
A New Cholesterol Lowering Treatment Paradigm

Thus, adding ezetimibe to ZOCOR gives LDL lowering comparable to three titration steps of ZOCOR: 18% lowering

AND .....

Lipitor vs ZOCOR/ezetimibe

LDL-C Reductions



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
37%
47%
54%
Lipitor 10mg
ZOCOR/EZ 10/10mg
ZOCOR/EZ 20/10mg

CHD Patients to Goal



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
50%
76%
88%
Lipitor 10mg
ZOCOR/EZ 10/10mg
ZOCOR/EZ 20/10mg

Based on NHANES US epidemiological data, with drug-eligible CHD patients to an NCEP goal of 100 mg/dL.

ZOCOR & Ezetimibe:
A New Cholesterol Lowering Treatment Paradigm

U.S. submissions planned for ezetimibe monotherapy, co-administration with statins, and combinations of ZOCOR and ezetimibe in single dosage form

New Products in the Pipeline

CANCIDAS
Novel Cidal Antifungal Medicine

- U.S. NDA submitted July 2000 for *Aspergillus*
- FDA Advisory Committee Meeting: January 10, 2001
- Program continuing for systemic *Candida* infection and Empiric Therapy in patients suspected to have fungal infection

CANCIDAS
Novel Cidal Antifungal Medicine

- Clinical Profile
  - Prior data showed efficacy against esophageal Candida infection
  - New data: excellent activity vs. Aspergillus, a life threatening systemic infection
  - Of Aspergillus patients who failed or were intolerant of prior therapy, 41-43% achieved an excellent clinical response

CANCIDAS
Novel Cidal Antifungal Medicine

- Dosage regimen
  - 70 mg loading dose; 50 mg once daily
  - Dosage independent of body weight
- Very well tolerated

Invasive Aspergillosis
CANCIDAS™ Treated Patient

Day 1

(following amphotericin B therapy)



Day 34

CANCIDAS™ therapy



INVANZ (MK-826) – Antibiotic

- Application (U.S.) submitted 30-NOV-00
- Once a day IV or IM dosing
- Indications include:
  - Complicated intra-abdominal infections
  - Complicated skin and skin structure infections, including diabetic lower extremity infections
  - Community-acquired pneumonia
  - Complicated urinary tract infections
  - Acute pelvic infections

MK-869 (Substance P Antagonist)

- Phase IIb completed for chemotherapy induced nausea and vomiting
- Dose selected for Phase III

MK-869 (Substance P Antagonist)

Time to First Emesis



Phase IIb Study
Percentage with No Emesis
100%
90%
80%
70%
60%
50%
40%
Standard therapy + MK-869
Standard therapy
0
12
24
36
48
60
72
84
96
108
120
Time (hours) since Cisplatin

Substance P Antagonist – Depression Program

- Phase IIa program has confirmed proof of principle
  - Plans for additional clinical studies underway

KRP-297: Dual Acting Glitazone

- Expected profile
  - Improved glucose control
  - Increased HDL; Decreased LDL
  - Improved triglycerides
  - Once a day dosing
- Biochemical activity readily detected in Phase IIA study
- Expanded program to begin in mid 2001

New Mechanism Compounds in Early Development

- More new chemical entities moving through early clinical development than ever before in our history

Vaccines

- Rotavirus
- Human Papilloma Virus (HPV)
- HIV Vaccine

Rotavirus Vaccine

- Merck vaccine is a bovine reassortant vaccine
  - Bovine rotavirus genes for replication, human rotavirus genes for immunity
- Dose ranging studies complete
- Efficacy and safety excellent to date
  - Thus far no increased rate of intussusception
- Large safety study to start soon

Human Papilloma Virus Vaccine

- Annual incidence of cervical cancer: 471,000 new cases
- Yearly cost of management in U.S. $6 billion
- 4 proteins made in yeast by recombinant DNA technology (analogous to RECOMBIVAX)
- All 4 types currently undergoing human testing
  - Good immune response shown for all proteins in quadrivalent formulation
  - Evidence that Type 16 protein prevents infection; Further data expected in 2001
- Plan to proceed with quadrivalent vaccine efficacy studies for eventual registration

HIV Vaccine Development

- "An ideal prophylactic vaccine should induce sterilizing immunity, so that after exposure, the virus would never be detected in the body. However, this is probably an unrealistic goal. Rather, it may be aimed at a vaccine-induced immunity that results in a limited and transient virus replication, after which the virus becomes undetectable, there are no signs of disease and no transmission to other individuals. Alternatively, a potential successful vaccine may induce immune responses that hold the virus in check at levels so low that both progression to AIDS and transmission are prevented."

Hanke, T., McMichael, A.J. *Nature Medicine*, 6(9), 951-955 (2000).

HIV Vaccine

Background on role of cellular immune response in humans

- Control of viral infection mediated by cells of the immune system – CD8 “killer cells”
  - Role of CD8 cells is to kill and eliminate HIV infected cells
- Strong evidence in HIV-infected humans that high CD8 response can substantially control viral growth
- At low levels of virus in patients, life expectancy can be decades without illness

HIV Vaccine

- Gene-based vaccine programs:
  - Immunize with specific genes of HIV that are common to many strains
  - Cellular immune responses excellent in non-human primates

Protection from Viral Replication in Rhesus Monkeys Following Vaccinations



Naïve Controls
vRNA (Copies/mL)
10^9
10^8
10^7
10^6
10^5
10^4
10^3
10^2
Limit of Detection
-20 0 20 40 60 80 100 120 140
Days Post Challenge



Immunized Monkeys
vRNA (Copies/mL)
10^9
10^8
10^7
10^6
10^5
10^4
10^3
10^2
Limit of Detection
-20 0 20 40 60 80 100 120 140
Days Post Challenge

HIV Vaccine

- Program status
  - Clinical immunization regimens under study in humans
- Difficult program, proceeding prudently

Genomic Era: Strategy and Tactics for Merck Research Labs

Strategy

- Continue to incorporate technologies of genome era into drug discovery programs
- Utilize information derived from genomics as integral part of drug discovery and development

The rate at which DNA sequences are accumulating is exponential

Currently 5.7 million sequence entries in GenBank

6 billion bases from >50,000 species


6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
1965
1970
1975
1980
1985
1990
1995
2000
Year
Rapid DNA sequencing invented
Human Genome Project begun

Boguski, M.S. *Science*, 286, 453-455, 1999.



How do we bridge the gap between sequence and function?


6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
1975
1980
1985
1990
1995
2000
DNA Sequencing Invented
Human Genome Project Begun
The Gap
Publications
DNA sequences

Science (Genome Issue) 15 Oct. 1999

External Investments in New Technologies and Information

- Investments to understand function and choose targets rationally
  - Support for NIH mouse genome sequencing project
  - Alliance for Cell Signaling Program to understand cellular biochemistry pathways
  - Proteomics technology development at Institute for Systems Biology

External Investments in New Technologies and Information

- Investments to understand function and choose targets rationally (cont'd)
  - Selected investments in genetically altered mice
  - Collaborations with scientists on selective gene identification projects
  - Establishment of capability for imaging receptors in the central nervous system of animals

Internal Investments in New Technologies

- Acquisition of annotated genomic databases
- Development of internal capability to use DNA microarrays and macroarrays in drug discovery
- Acquisition of software and development of internal expertise to analyze array data
- Formation of pharmacogenomics clinical group within MRL

Continued Expansion of Basic Research

- Continue with strategic expansion of Merck Research Laboratories in close proximity to major west coast and east coast research intensive universities
  - Continue expansion of Merck LaJolla Neuroscience Laboratory
  - Begin construction of Boston-based Basic Research laboratory

Boston Research Center: Aerial View of Artist's Model



2001: Going Forward

2001 is beginning well for the Merck Research Laboratories, and the prospects for progress in several important new projects are good

Summary: 2001

- Advisory Committee meetings for:
  - CANCIDAS (01/10/2001)
  - Changes to warning for Gastrointestinal outcomes for VIOXX (02/08/2001)
- Approvals for CANCIDAS and INVANZ
- Regulatory submission of rheumatoid arthritis claim for VIOXX
- Regulatory submission of etoricoxib (MK-663) for osteoarthritis, rheumatoid arthritis and pain

Summary: 2001

- Proceed with ZOCOR & ezetimibe concomitant and combination programs to support regulatory submissions
- Complete allergic rhinitis program for SINGULAIR monotherapy
- Continue Substance P antagonist development
  - Proceed with chemotherapy induced nausea and vomiting
  - Plans for additional clinical studies in depression are underway

Summary: 2001

- Vaccines
  - Confirm clinical efficacy with HPV vaccine: Begin Phase III program
  - Determine vaccination regimen with HIV vaccine program in humans
- Early Development
  - Demonstrate clinical efficacy for new mechanism compounds

Merck Research Laboratories: 2000 and Beyond

- 15 products 1994-2000 with outcomes studies that have changed medical practices and transformed Merck & Co., Inc.
- 8 new products in late development
- 3 major vaccines in development
- More new chemical entities in early development than at any time in our history
- Expansion of technologies and facilities
  - A truly global research and development laboratory
- Strongest scientific staff ever in pharmaceutical industry

2000 Annual Business Briefing

Global Franchises

Five Key Growth Drivers

David W. Anstice
President, Human Health – Americas

Per Wold-Olsen
President, Human Health – Europe, Middle East, Africa

December 12, 2000

Strong Sales Growth Across Franchises

Driven by...

- Development and marketing of medical breakthroughs providing unique-in-class, value-adding products
- Focus on multiple audiences with unique, compelling messages – Physicians, Payors and Consumers
- Sophisticated use of marketing tools with targeted approaches and competitive investments including sales representatives

Result: Competitive Successes

Strong Performance for Five Key Growth Drivers



Sales
($ Millions)
3,000
2,000
1,000
0
+47%
3Q99
3Q00
SINGULAIR
FOSAMAX
VIOXX
COZAAR/HYZAAR
ZOCOR

Five Key Growth Drivers Represent 58% of Sales

3Q00
58% of Product Sales


SINGULAIR
FOSAMAX
VIOXX
COZAAR/HYZAAR
ZOCOR

2001 Product Launches

- CANCIDAS
- INVANZ

$1 Billion Worldwide Injectable Anti-fungal Market


1,000
Sales
($ Millions)
750
500
0
2Q96
2Q98
2Q00

Source: IMS HEALTH, Rolling 12 months

CANCIDAS: Breakthrough Therapy

Medical Benefit of CANCIDAS

- Significant limitations to current therapy because of efficacy and safety/tolerability issues
- Studies show CANCIDAS to be a breakthrough that offers a high degree of efficacy with an excellent safety/tolerability profile

Anticipated Claims

- Salvage Aspergillus at product introduction
- Potential future indications in empiric therapy and Candida fungal infections

$7 Billion Worldwide Injectable Antibiotic Market


1,000
Sales
($ Millions)
Rocephin
500
PRIMAXIN
0
2Q95
2Q96
2Q97
2Q98
2Q99
2Q00

Source: IMS HEALTH, Rolling 12 months

INVANZ: Single Agent, Once Daily, for Many Infections

Medical Benefit of INVANZ

- Significant limitations to current therapy because of resistance, multi-drug and convenience issues
- INVANZ is a single agent that provides a high degree of efficacy in clinical studies with once-daily dosing (IV,IM)

Anticipated Claims at Product Introduction

- Intra-abdominal infections, skin infections, and community acquired pneumonia
- Additional indications for urinary tract and acute pelvic infections

COZAAR™

HYZAAR™

Worldwide HT/HF Market



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$ Millions
2Q95
2Q96
2Q97
2Q98
2Q99
2Q00
Market Share
ACEIs 32%
CCBs 32%
AIIAs 11%
BBs 11%
Diuretics 5%

Source: IMS HEALTH, Rolling 12 months. Includes off-label use for HF, excludes angina.

Worldwide AIIA Market Key Competitors



Market Share
COZAAR/HYZAAR 46%
Diovan/Co-Diovan 20%
Aprovel/Co-Aprovel 16%
Atacand/Atacand Plus 13%
$ Millions
1,600
1,200
800
400
0
2Q95
2Q96
2Q97
2Q98
2Q99
2Q00

Source: IMS HEALTH, Rolling 12 months

COZAAR/HYZAAR: Success Factors

- Raising awareness of dissatisfaction with other therapies
- Importance of tolerability message
- Competitive resource levels

Exceptional Tolerability: Superior to Norvasc



Adverse Experiences (%)
P=0.029
30
25
20
15
10
5
0
% of Patients
27%
13%
Any AE
P=0.004
12
10
8
6
4
2
0
% of Patients
11%
1%
Edema
Norvasc/Norvasc+HCTZ
COZAAR/HYZAAR

Source: Oparil S *Clin Ther* 1996; 18 (4): 608-625

Efficacy Comparable to Norvasc

Mean Reductions from Baseline in Trough Diastolic BP



Mean Reductions (mmHg)
0
-5
-10
-15
-20
4
8
12
Weeks
-11.1
-11.8
COZAAR/HYZAAR
Norvasc/Norvasc+HCTZ

Source: Oparil S *Clin Ther* 1996; 18 (4): 608-625

Tolerability is Perceived as Major Strength


GP Perceptions: "Well Tolerated by Patients"
6.2
5.3
4.8
4.8
4.5
4.3
Importance
COZAAR
ACEIs
Norvasc
Diuretics
BBs

Source: Market Research: Canada, UK, France, Sweden, Netherlands, Brazil and Japan

Patients Stay on Therapy

% of Patients on Therapy after 12 Months



P<0.007
64%
58%
50%
43%
38%
COZAAR
ACEIs
CCBs
BBs
Diuretics

Source: Bloom BS *Clin Ther* 1998; 20 (4): 671-681

COZAAR/HYZAAR: Driving Growth



1,800
1,500
1,200
900
600
300
0
$ Millions
3Q94
3Q95
3Q96
3Q97
3Q98
3Q99
3Q00
COZAAR
HYZAAR
vs CCBs
Stay on Therapy
HYZAAR 100/25
Key:
New Messages
New Formulations

Source: Internal Data, Rolling 12 months

COZAAR vs Competition: US



Market Share
180
150
120
90
60
30
0
$ Millions
2Q95
4Q95
2Q96
4Q96
2Q97
4Q97
2Q98
4Q98
2Q99
4Q99
2Q00
COZAAR/HYZAAR 46%
Diovan/Co-Diovan 28%
Aprovel/Co-Aprovel 18%
Atacand 7%
Micardis 2%
Teveten <1%

Source: IMS HEALTH, Quarterly Data

COZAAR vs Competition: Europe



Market Share
120
100
80
60
40
20
0
$ Millions
4Q94
2Q95
4Q95
2Q96
4Q96
2Q97
4Q97
2Q98
4Q98
2Q99
4Q99
2Q00
COZAAR/HYZAAR 35%
Diovan/Co-Diovan 21%
Aprovel/Co-Aprovel 19%
Atacand 17%
Micardis 4%
Teveten 1%

Source: IMS HEALTH; Quarterly Data. Represents all sales of molecules.

COZAAR: Success in Japan



180
160
140
120
100
80
60
40
20
0
$ Millions
4Q93
2Q94
4Q94
2Q95
4Q95
2Q96
4Q96
2Q97
4Q97
2Q98
4Q98
2Q99
4Q99
2Q00
Norvasc
COZAAR

Source: IMS HEALTH. HT/HF Market, Quarterly Data

COZAAR/HYZAAR: Strategy

- Focus on: excellent tolerability; highly specific and selective mechanism of action
- Most patients are not fully satisfied with current therapy
- Expand evidence of broader clinical effectiveness
  - Clinical data to reinforce the tolerability/efficacy of COZAAR/HYZAAR in hypertension (including isolated systolic hypertension) and in patients with co-morbid conditions
  - Ongoing studies will evaluate efficacy beyond blood pressure control

Drivers of Future Growth: Outcomes Trials

Trial	# of Patients	Target Completion Date
LIFE	9,000	2002
RENAAL	1,500	2002
OPTIMAAL	5,000	2002

COZAAR/HYZAAR: Drivers of Future Growth

- Continue to better understand the unique needs of physicians and patients
- Continue to capitalize on excellent tolerability while broadening clinical utility
- Sustain competitive level of resources

losartan

COZAAR™

Angiotensin II Antagonist

CONFIDENCE. RESULTS. SATISFACTION.

FOSAMAX™

ONCE WEEKLY
FOSAMAX™
70mg
alendronate

Worldwide Osteoporosis Market: 1989 – 1994


1,400
1,200
1,000
800
600
400
200
0
$ Millions
1989
1990
1991
1992
1993
1994
Market Share
Total
Calcitonin 42%
Vitamin A&D 24%
Bisphosphonates 15%
Calcium 13%
HRTs 2%

Source: IMS HEALTH, Rolling 12 months

FOSAMAX: Breaking Away from Competition Worldwide


$ Millions
0
100
200
300
400
500
600
700
2Q93
2Q94
2Q95
2Q96
2Q97
2Q98
2Q99
2Q00
Market Share
FOSAMAX 28%
Elcitonin 10%
Miacalcin 8%
Alfarol 7%
Evista 6%
Didronel 4%
HRTs 2%
Actonel <1%

Source: IMS HEALTH, Rolling 12 months. Represents all sales of molecules

FOSAMAX Success: US



Market Share
FOSAMAX 55%
Evista 19%
Miacalcin 16%
Actonel 1%
$ Millions
0
20
40
60
80
100
120
3Q95
1Q96
3Q96
1Q97
3Q97
1Q98
3Q98
1Q99
3Q99
1Q00

Source: IMS HEALTH, Quarterly Data

FOSAMAX Success: Europe



Market Share
$ Millions
50
40
30
20
10
0
4Q93
2Q94
4Q94
2Q95
4Q95
2Q96
4Q96
2Q97
4Q97
2Q98
4Q98
2Q99
4Q99
2Q00
FOSAMAX 31%
Didronel 11%
Miacalcin 5%
Evista 3%
Actonel <1%

Source: IMS HEALTH, Quarterly Data

Key Success Factor: Proven Efficacy

FOSAMAX Significantly Reduces the Risk of Fracture...



Spine
Hip
Cumulative Incidence
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
6
12
18
24
30
36
- 56%
- 60%
* p<0.05
Placebo
FOSAMAX

Source: FIT Trial. D.M. Black et al. *J of Clin Endo & Metabolism* 2000; 85 (11): 4118-4124

Osteoporosis Market Situation* - 2000

> 30 Million Women Suffer from Osteoporosis


Women with Osteoporosis
Undiagnosed
Diagnosed Not Treated
Treated with Older Agents
Treated with Newer Agents

*Represents 7 Major Markets - US, Japan, France, Germany, Italy, Spain, UK.
Source: Decision Resources, based on WHO diagnostic criteria: age 50 and older. BMD>2.5 standard deviations below the mean for young adults.

Key Priority: Growth

- Market leadership in all markets
- Market Development
- Launch of FOSAMAX Once Weekly

FOSAMAX Once Weekly

- Major new opportunity
- Important advantages of patient convenience and compliance
  - 76% of patients on daily therapy would opt for a once-weekly formulation
- Competitive advantage

FOSAMAX Once Weekly Launch Success: US


Weekly NRx Share of Osteoporosis Market
(Rheumatologists)
% Share of NRx's (Rheums)
30%
25%
20%
15%
10%
5%
0%
9/22
9/29
10/6
10/13
10/20
10/27
11/3
11/10
11/17
11/24
NRx Share
FOSAMAX Once Weekly 28%
Miacalcin 17%
Actonel 13%
Evista 8%

Source: IMS HEALTH. Osteoporosis market limited to FOSAMAX, Actonel, Miacalcin and Evista.

Weekly NRx Shares in Osteoporosis Market: US

52 Weeks Ending November 24, 2000



60%
40%
20%
0%
% Share of NRx's
11/26 12/17 1/7 1/28 2/18 3/10 3/31 4/21 5/12 6/2 6/23 7/14 8/4 8/25 9/15 10/6 10/27 11/17
Bisphos.
FOSAMAX
Evista
Miacalcin
Actonel

Source: IMS HEALTH. Osteoporosis market limited to FOSAMAX, Actonel, Miacalcin and Evista.

FOSAMAX Once Weekly Package


FOSAMAX
WEEK 1
FOSAMAX
WEEK 2
FOSAMAX
WEEK 3
FOSAMAX
WEEK 4
Time to Refill
ONCE WEEKLY
FOSAMAX
FOSAMAX
ONCE WEEKLY
FOSAMAX
Once Weekly Osteoporosis Therapy
MSD

Actual Tablet Size



FOSAMAX Once Daily



FOSAMAX Once Weekly

Osteoporosis Market Situation* - 2000


Women with Osteoporosis
Undiagnosed
Diagnosed Not Treated
Treated with Older Agents
Treated with Newer Agents

*Represents 7 Major Markets - US, Japan, France, Germany, Italy, Spain, UK.
Source: Decision Resources, based on WHO diagnostic criteria.

ZŌCOR®
(SIMVASTATIN)

TRIPLE
POWER

Strong Lipid Market Growth

- Worldwide market value of statins is $14 billion, +23% growth*
- U.S. statin market Rx growth of +20% in 2000
  - Fueled by increased treatment of high-risk patients
- Large treatment gaps combined with greater awareness of need for diagnosis and treatment support continued growth

*IMS HEALTH, Rolling 12 months 2Q99 vs 2Q00

Future Performance Driven by Continued Opportunity to Improve Treatment Rates

Hyperlipidemic Patient Treatment Rates, By Type: US


(Millions of Patients)
Coronary Heart Disease (CHD)
15
13
9
4
Diabetes
9
7
5
1
Multiple Risk Factors
41
25
13
4
Uncomplicated
141
18
8
2
Total Population
Hyperlipidemic
Drug Eligible
Treated Rx

ZOCOR: $5 Billion Brand and Growing...


Sales
($ Millions)
6,000
5,000
4,000
3,000
2,000
1,000
0
+18%
Worldwide
+13%
+28%
US
+20%
3Q96
3Q97
3Q98
3Q99
3Q00

Source: Internal data, Rolling 12 months

ZOCOR: Strong Performance Worldwide

- In growing US market, new prescription share for ZOCOR stable
- In Europe, continued strong performance
- In Japan, ZOCOR has successfully maintained share vs atorvastatin
- In Latin America, market share for ZOCOR is growing

ZOCOR: Drivers of Future Growth

- Proven benefits of ZOCOR on cardiovascular morbidity and mortality
- Efficacy message of ZOCOR strengthened: "Triple Power"
  - LDL lowering not significantly different vs Lipitor at starting doses
  - Triglyceride reductions not significantly different vs Lipitor at starting doses
  - Superior HDL raising efficacy vs Lipitor at higher doses
- New 40 mg alternative starting dose further strengthens efficacy image
- Competitive levels of promotion

New Science will Also Contribute to Future Growth

- Ongoing Trials with ZOCOR
  - Heart Protection Study (HPS)
    - Primary and Secondary prevention of CHD and stroke
    - Large number of diabetics, elderly and female patients
  - SEARCH
    - Benefits of large LDL reductions achieved by ZOCOR
  - A to Z
    - Benefits of ZOCOR in acute coronary syndrome patients
  - COURAGE
    - Benefits of ZOCOR with or without angioplasty

MERCK / Schering-Plough Pharmaceuticals

PARTNERS IN CARDIOVASCULAR MEDICINE

U.S. Partnership Highlights

- Joint Venture (JV) Assets: Ezetimibe as a
  - Single entity
  - Ezetimibe/ZOCOR fixed combination
- Joint clinical development
- 50/50 sharing of expenses and selling effort
- JV staffing in place

MERCK / Schering-Plough Pharmaceuticals
PARTNERS IN CARDIOVASCULAR MEDICINE

A Large and Growing Lipid Market Ready for New Choices

- Efficacy is the key need in the market
- Multiple titration steps inefficient
- Treatment goals expected to broaden
  - Dramatic increase in the number of NCEP drug-eligible patients (MRF)
  - Diabetic patient treatment goal recently lowered from 130 to 100 mg/dl (LDL-C)

MERCK / Schering-Plough Pharmaceuticals
PARTNERS IN CARDIOVASCULAR MEDICINE

Opportunity to Offer a New and Potentially More Convenient Approach For Getting Patients to Goal

18% Incremental Reduction: Potentially One Step vs. Three Steps



-18%
Statin 1st dose
+ Ezetimibe 10 mg
One-step Co-administration
-6%
-6%
-6%
Statin 1st dose
2nd
3rd
4th
Three-step Titration
% Reduction in LDL Cholesterol

MERCK / Schering-Plough Pharmaceuticals

PARTNERS IN CARDIOVASCULAR MEDICINE

Ezetimibe/ZOCOR vs. Lipitor

LDL-C Reductions


100%
80%
60%
40%
20%
0%
47%
54%
37%
EZ/ZOCOR 10/10mg
EZ/ZOCOR 20/10mg
Lipitor 10mg

CHD Patients to Goal


100%
80%
60%
40%
20%
0%
76%
88%
50%
EZ/ZOCOR 10/10mg
EZ/ZOCOR 20/10mg
Lipitor 10mg

Based on NHANES US epidemiological data, with drug-eligible CHD patients to an NCEP goal of 100 mg/dL.

ONCE DAILY

SINGULAIR®

(MONTELUKAST SODIUM)

SINGULAIR Effectively Helps Control Asthma

Asthma is a Large and Unsatisfied Market

- Asthma affects 5-7% of the population
  - More than 100 million patients worldwide
  - Asthma represents a significant public health problem, particularly for children
- Many patients remain symptomatic
  - Up to 60% are not compliant with therapy
  - Even those compliant with inhaled steroid therapy continue to have symptoms
  - Multiple medications used; new treatment modalities sought
- Introduction of Leukotriene Receptor Antagonists (LTRAs) in 1996 – first new class of therapy in over 2 decades
  - Fastest growing class of controllers
  - SINGULAIR has garnered 70% of LTRA market worldwide

Treatment Patterns with Asthma Controllers Changing Rapidly


Worldwide Asthma Controller Market
+25%
5,500
6,900
2Q99
2Q00
Patient Days in Millions
+34%
12%
16%
2Q99
2Q00
LTRA $ Share of Controller Market

Source: IMS HEALTH, Rolling 12 months

SINGULAIR Offers Unique Controller Option

- Effective first-line asthma control
  - Anti-inflammatory property
  - Not a steroid
  - Demonstrated efficacy
  - Once a day pill, not an inhalant
  - Chewable tablets for pediatric use (2-14 years)
  - Exceptionally well tolerated
- SINGULAIR can also be used together with inhaled steroids
  - Provides additional asthma control in patients uncontrolled on inhaled steroids
  - Allows control to be maintained with lower doses of inhaled steroids

SINGULAIR: Rapid Market Adoption



Worldwide Asthma Controller Market
Sales
($ Millions)
180
120
60
0
4Q97
2Q98
4Q98
2Q99
4Q99
2Q00
Flovent
Serevent
SINGULAIR (11%)
Pulmicort
Becotide
Advair
Accolate

Source: IMS HEALTH, Quarterly Data

SINGULAIR:
#1 Asthma Controller in the US



Sales
($ Millions)
100
75
50
25
0
2Q97
4Q97
2Q98
4Q98
2Q99
4Q99
2Q00
SINGULAIR (25%)
Flovent
Serevent
Accolate
Pulmicort

Source: IMS HEALTH, Quarterly Data

New Growth Opportunity in Allergic Rhinitis: A Large, Rapidly Growing Market



Sales
($ Millions)
10,000
8,000
6,000
4,000
2,000
0
Worldwide
+15%
US
+18%
2Q99
2Q00
2Q99
2Q00

Source: IMS HEALTH, Rolling 12 months

Allergic Rhinitis: Significant Opportunity for SINGULAIR

- SINGULAIR represents a new mechanism to treat allergic rhinitis (AR)
  - Phase III program underway to study improvement in both clinical symptoms (nasal/ocular) and quality of life
- Affects 10-25% of the population worldwide
- Prescription market is three times the size of asthma in the US
- 20-40% of AR patients have concomitant asthma
- Many patients are dissatisfied and there is significant switching

SINGULAIR: Drivers of Future Growth

New Science in Asthma

- SINGULAIR as initial controller in mild asthma (adults and children)
- SINGULAIR as a preferred therapy with inhaled steroids
- SINGULAIR to prevent exacerbations in patients challenged by exercise

New Formulation

- SINGULAIR I.V.
  - 2 million asthma visits annually to the Emergency Room in the US

Significant New Opportunity

- Seasonal Allergic Rhinitis

Schering-Plough / MERCK Pharmaceuticals

PARTNERS IN RESPIRATORY MEDICINE

U.S. Partnership Highlights

- Joint Venture (JV) Assets:

  CLARITIN and SINGULAIR as a fixed combination
- Joint clinical development
- 50/50 sharing of expenses and selling effort
- JV staffing in place

Schering-Plough / MERCK Pharmaceuticals
PARTNERS IN RESPIRATORY MEDICINE

Scientific Rationale

- Both histamine and leukotriene D4:
  - Important mediators of allergic inflammation
  - Released from mast cells during allergy attacks
  - Cause symptoms in allergic rhinitis
- Hypothesis: CLARITIN and SINGULAIR in combination are better than either alone in treating allergy
- Phase III clinical program in Seasonal Allergic Rhinitis (SAR) underway

Schering-Plough / MERCK Pharmaceuticals
PARTNERS IN RESPIRATORY MEDICINE

A Large and Dissatisfied Allergic Rhinitis Market

- Once-daily fixed combination tablet containing a non-sedating antihistamine (CLARITIN) and a leukotriene inhibitor (SINGULAIR)
- Dual-action approach to treating allergies

VIOXX®

(rofecoxib)

Strength, Safety, QD Simplicity

Pain is the #1 Reason Patients Visit their Doctors

- Arthritis and pain relief worldwide market is $9 Billion
- In the US alone, 78 million patients a year visit their doctor to treat arthritis and pain, both chronic and acute
- Effective pain relief is the most important attribute required from a treatment for both physicians and patients
- VIOXX provides highly effective pain relief for many patients

VIOXX: Strong Worldwide Launch



Sales
($ Millions)
+ 41%
2000
1600
1200
800
400
0
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
Rolling 12 Months

Source: Internal Data

VIOXX: 50% of New RXs in the US… and NRx Volume Growing



Weekly NRXs: US
(NRX '000)
300
250
200
150
100
50
01/15/1999
04/15/1999
07/15/1999
10/15/1999
01/15/2000
04/15/2000
07/15/2000
10/15/2000
VIOXX
Celebrex

Source: IMS HEALTH

Source of Growth for VIOXX in the US

- VIOXX is the leader in prescriptions for chronic pain patients “new to market”
- VIOXX holds a significant advantage in net patients switching versus Celebrex when physicians decide to adopt a new treatment for a currently treated patient

VIOXX: Already #1 NSAID in Europe


Sales
($ Millions)
Europe
60
50
40
30
20
10
0
1/98
2/98
3/98
4/98
1/99
2/99
3/99
4/99
1/00
2/00
VIOXX (11%)
Voltaren
Arthrotec
Naprosyn
Celebrex

Source: IMS HEALTH, Quarterly Data

VIOXX: Worldwide Success

- Unique-in-category product profile
  - Only COX-2 selective agent approved for osteoarthritis and acute pain in the US
  - Once a day in all indications
  - Superior pain relief at 25 mg compared to high doses of the narcotic Tylenol with codeine
  - Well-tolerated in broad-based clinical programs
- Effective Marketing
  - Strong sales force efforts behind product worldwide
  - Consumer awareness already at ~65% in the US
  - Beat Celebrex to market in the EU

VIOXX: Science Will Help Drive Future Growth

- Strong Clinical Data in OA, RA, and Pain
  - Acute Pain: Superior pain relief to most commonly used narcotic
  - Evidence-based Outcomes: Reduction in GI hospitalizations and use of GI co-medication
  - RA & Chronic Pain: Trial results encouraging
  - GI safety: Only Coxib to reduce complicated and uncomplicated GI events (VIGOR) vs non-selective NSAIDs
  - Renal safety: Our studies show no difference in renal and BP effects between Coxibs
- Significant New Opportunities
  - Alzheimer's Disease
  - Colon Cancer

Etoricoxib (MK-663)

- Significant market opportunity
- Promising profile
  - Rapidly absorbed
  - Once-daily dosing regimen being studied
  - Not a sulfonamide therefore no sulfonamide allergies expected
  - Most selective Coxib
- Safe and well tolerated in Phase II studies
- Currently in Phase III trials

VIOXX and Etoricoxib: Drivers of Future Growth

- Merck's Coxib franchise is strong and will continue to grow over the coming years
- The VIGOR data will reinforce the GI safety of VIOXX
- Increasing patient and physician experience and clinical data highlighting efficacy of VIOXX and confirming safety/tolerability profile
- Merck's second entrant to this market, Etoricoxib, provides additional significant opportunity

Summary

- Five key growth franchises with unique-[illegible]in-class attributes
  - Significant on-going investment in new science in each franchise
  - Very large opportunities in under-treated and dissatisfied markets
  - Strong franchise support through targeted marketing approaches and programs
  - Rapid adoption of Merck's breakthrough medicines by physicians has resulted in competitive successes

2000 Annual Business Briefing

Merck-Medco Business Update

Richard T. Clark
President, Merck-Medco

December 12, 2000

Merck-Medco's Core Strategic Objectives

I. Win and keep customers, thereby growing lives under management.

II. Create the pharmacy of the future to improve care and lower health care costs.

III. Leverage Consumer Internet, Physician Connectivity and Client Web-Based Applications.

Transforming Pharmacy to Improve Access, Quality, Cost and Convenience

Key Accomplishments in 2000

- Expanded merckmedco.com.
- Launched four eHealth centers which complement our portfolio of Health Management programs.
- Launched portfolio of consumer businesses — YOURxPLAN, OTCs and "Noncovered" medications.
- Launched Generics First℠.
- Achieved over 600,000 Rx's/week at Las Vegas facility.
- Construction begun on second fully automated pharmacy in New Jersey.

Strong sales growth, sustained profitability

- UHG
  - Seamless installation of 9.3 million lives
- ProVantage
  - Acquired PBM with 5 million lives
- Key Accounts won in 2000
  - Bell South
  - MAMSI
  - UICI
  - Texas Utilities
  - Accordia
  - State of West Virginia

65 million lives - 18% growth

Note: Key accounts lost — BCBS South Carolina, Maxicare, SBC

Win and Keep Customers
Superior Drug Trend Management

In 2000, Merck-Medco reduced overall client drug trend by 2 points



Client Trend Distribution
Top Integrated Clients
1999
Oct-00
80
60
40
20
0
Trend < 5%
Trend 5- <10%
Trend 10- < 15%
Trend 15- < 20%
Trend +20%

- Plan design
- Benefit Management
- Physician Programs

Win and Keep Customers
Retail Alliance Strategy Has Positive Impact

- Increased use of restricted networks with deeper discounts
- Consumer incentives drive drug store traffic
- Improved share for retail partners

Improved competitiveness through increased retail discount to clients

Win and Keep Customers
Generics First℠

- Generic product samples via third party fulfillment vendor on behalf of participating manufacturers
- Educate physicians (and patients) on the value of generics
- Each 1% increase in the use of generic drugs equates to more than a $200 million savings for Merck-Medco clients and members.


Together, we can keep drugs within your patients' reach.

Win and Keep Customers
Consumer Products and Services

Consumer Funded Product

Large, untapped market:

- 77 million Americans have no or inadequate prescription drug coverage
- 20 million unfunded Americans over 50

YourxPlan

- Direct mailing with Reader's Digest
- Print, TV and Radio advertisements
- Physician's offices
- Promotion of Web-Site (www.yourxplan.com)

Win and Keep Customers
What's New in Benefit Management?

RationalMed® - Redefining Utilization Review with Integrated Data



Medical and Pharmacy Data Inputs
Identify Quantify Prioritize
Physician Alert
Improved Outcomes & Research

- Better compliance to guidelines
- Better patient outcomes
- Greater plan savings with piloted clients
  - Pharmaceutical savings: 2-5%
  - Hospital Savings: 1-3%

Create the Pharmacy of the Future

Patients/Physicians/Pharmacists/Clients



Rx Service/Dispensing Pharmacies



Specialized Call Centers



Consumer Web Site



Physician Connectivity

Integrated technology platform that links patients, physicians and pharmacists together to improve the quality of patient care and reduce overall health care costs

Leverage Information Technology Leadership
Implement Broad Internet Strategy

- Enhance consumer/patient propensity to *take action*
- Provide physicians with relevant, timely information to improve decision-making
- Work with clients to help drive benefit optimization and appropriate clinical communications


Plan Design
Pharmacy
Health

Leverage Information Technology Leadership
Consumer: Build merckmedco.com

- Continue to deliver ***best-in-class*** member services
- Develop and implement ***eHealth centers***
- Provide a ***trusted source*** of online health content
- Create **robust customization and co-branding** with clients



merckmedco.com
My Health

Leverage Information Technology
merckmedco.com: World's Largest Internet Pharmacy

Current Prescription Volume of 100,000 Rx's per week – and growing


Quarterly Web
Transaction Volume
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q1 99
Q2 99
Q3 99
Q4 99
Q1 00
Q2 00
Q3 00


Quarterly Online
Prescription Volume
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1 99
Q2 99
Q3 99
Q4 99
Q1 00
Q2 00
Q3 00

Leverage Information Technology Leadership
Physician Connectivity

Promote the adoption of open systems, lead the development of standards, and implement the best electronic model.

- Faster cycle time and reduced costs
- Eliminate prescription handwriting errors
- Improved compliance and trend management
- Reduced phone interventions at MD office

Leverage Information Technology Leadership
Physician Connectivity

- Partner with technology companies
- Use breadth of client reach to drive physician implementation

Cumulative eRx by Quarter - 2000



300000
250000
200000
150000
100000
50000
0
Q1
Q2
Q3
#MDs
3.4K
3.8 K
5.2K

Leverage Information Technology Leadership
Web 'Portal' to Client Applications

- Member Services
- Information Services
- Client Services



- Improved transaction and operational efficiency
- Enhance member and client experience

Merck-Medco Continuing to Transform the Industry


Patient
Physician
Pharmacy

…revolutionizes the way we connect patients, physicians, and pharmacies to deliver superior pharmacy care for our customers